United States
Securities And Exchange Commission
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number        811-05734

Diamond Hill Financial Trends Fund, Inc.

(Exact name of registrant as specified in charter)

325 John H. McConnell Boulevard, Suite 200, Columbus, Ohio 43215

(Address of principal executive offices)                         (Zip code)

James F. Laird, Jr., 325 John H. McConnell Boulevard, Suite 200, Columbus, Ohio 43215

 (Name and address of agent for service)

Registrant's telephone number, including area code:  (614) 255-3333

Date of fiscal year end:    12/31

Date of reporting period:  12/31/09

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Diamond Hill Financial Trends Fund, Inc.

DIAMOND HILL®
funds

Annual Report

December 31, 2009

Invest With Us.

TABLE OF CONTENTS

Your fund at a glance

Portfolio Commentary

Fund’s Investments

Financial Statements

Notes to Financial Statements

Directors and Officers

Notice of Privacy Policy

Welcome

Dear Fellow Shareholders:

I am very pleased to highlight that after an extremely volatile first half, 2009 ended up being a strongly positive equity market for both the market as a whole and specifically the financial sector.  The mid cap portion of the market led the way with the Russell 2500 up 34.39% for the year.  The S&P 1500 SuperComposite Financials Index returned 15.46% for the period, while the Diamond Hill Financial Trends Fund returned 22.67% at net asset value.

As one may guess, given the flattish returns over the first part of the year and very strong full year returns, the overall market environment improved substantially as the year progressed.  Credit markets and risk spreads continued to narrow during the back half of the year as liquidity returned to many areas of the word-wide financial markets.  Additionally, residential real estate prices showed signs of stabilizing in many areas of the country.  Finally, the overall economy began to show hints of improvement during the summer months and then even signs of strength, as we closed out the year.

Looking forward, we remain generally positive regarding the outlook for financial stocks.  Since the market lows in early March, financial stocks have been strong performers, but have still substantially lagged the overall market over the past three years. Many areas within the sector continue to be well positioned for secular growth and by many measures appear to more than discount the remaining cyclical headwinds.  So while near-term fundamentals are likely to remain challenged, we remain confident in the long-term outlook for many of the key industries within the financial sector.  We therefore begin the new decade with continued optimism for U.S. equities in general and our financial stock holdings in particular.

Lastly, I would like to recognize the outstanding service to the shareholders provided by Mr. H. Hall Ware and Mr. Robert Freedman, both of whom retired from the Board of Directors in 2009.  Messrs. Hall and Freedman provided exemplary guidance as fiduciaries to the Fund’s shareholders for 20 and 13 years, respectively.  Their contributions will be missed.

As always, on behalf of your Board of Directors, I would like to thank you for your interest in the Fund and assure you of our collective commitment to meeting our fiduciary duty to fellow shareholders.

Sincerely,

/s/ Franklin C. Golden

Franklin C. Golden
Chairman of Diamond Hill Financial Trends Fund, Inc.

Your fund at a glance

The Fund seeks long-term capital appreciation with current income as a secondary objective by investing at least 80% of its assets in stocks of U.S. financial services companies of any size.

Over the last year

>	2009 was a very strong year for the U.S. equity markets as well as the Diamond Hill Financial Trends Fund. The portfolio produced a 22.67% return (at NAV) vs. 15.46% for its primary benchmark.

>	While the financial sector performed well on an absolute basis, the sector lagged the diversified indices for the third straight year.

>	Financial markets have improved dramatically in the past year and the overall economic environment has begun to show some signs of strength.

Diamond Hill Financial Trends Fund, Inc.

Fund’s average annual total returns for various periods ended December 31, 2009

The total returns for the Fund are at net asset value and include the reinvestment of all distributions.
The performance data contained within this material represents past performance, which does not guarantee future results.

Top 10 holdings

Wells Fargo & Co.	6.4%	Travelers Cos., Inc., The	3.4%
JP Morgan Chase & Co.	5.8%	Prudential Financial, Inc.	3.3%
Assured Guaranty Ltd.	3.8%	PNC Financial Services Group, Inc.	3.2%
U.S. Bancorp	3.5%	National City Capital Trust IV, 8.00%	3.1%
Allstate Corp.	3.4%	Old Republic International Corp.	3.0%

As a percentage of net assets on December 31, 2009 and excludes any cash equivalents.

Portfolio Commentary

Along with the overall domestic equity markets, 2009 was a strongly positive year for the Diamond Hill Financial Trends Fund.  The portfolio produced a 22.67% total return at net asset value, as it benefited from a heavy long bias which was maintained throughout the year.  The Fund’s primary benchmark (the S&P1500 SuperComposite Financials Index) posted a total return of 15.46%, which lagged the broader U.S. equity indices once again.  The past year marked the third consecutive year the overall financial sector trailed the market and the sixth straight year of relative underperformance for the BKX (the KBW Bank Index) including three straight calendar years of negative total returns.

It often follows that after lengthy periods of poor returns, the stage is set for much brighter days and we do believe this is the case once again for many financial services companies.  While many key industries within the sector continue to struggle with the headwinds from the credit and economic crises experienced over the past couple of years, the overall environment appears to be improving at a steady pace.  First and foremost, capital levels in the banking industry have increased dramatically over the past year, and the private sector continues to provide large amounts of new common equity capital allowing for the repayment of TARP obligations, as well as the improvement of the industry’s capital mix.  In addition, while new regulatory guidelines on capital levels (at least for the banks) are likely during 2010, these new rules are not likely to be more burdensome than many investors already fear and should also help increase investor confidence in the health and stability of the overall industry.  On the credit front, loan losses and securities impairments continue, however, a tremendous amount of reserve building and/or write downs have now taken place.  Therefore the prospective headwind is likely to be much less of a burden and could actually turn into a tailwind, if indeed net charge-offs peak and begin to improve through 2010.  Finally, the significantly healthier state of the equity and credit markets is also quite beneficial to nearly the entire sector - from both a general business as well as a capital cost perspective.

In terms of contributions to performance, it should come as no surprise that the long side of the portfolio provided nearly all of the return for the year.  In particular, a few of the meaningful contributors were the larger capital markets focused firms such as JPMorgan Chase & Co. and Morgan Stanley, the mono-line credit card companies American Express Co. and Discover Financial Services, as well as two specialized insurance companies, XL Capital Ltd. and Assured Guaranty Ltd.  Finally, nearly all the preferred issues we own in the Fund provided strong returns, including an issue from Huntington Bancshares, Inc which was up very strongly for the year and offset much of the negative effect of the common shares we held.  Also, we were pleased that the short portfolio was a positive (albeit very slight) contributor in total during the strong up year. WesBanco, Inc. struggled with commercial real estate exposure and was the largest contributor to performance on the short side.

The eliminations and new holdings in the Fund were somewhat higher than normal, as we continued to make changes to the portfolio and the environment was extremely volatile.  Notable sales included American Express Co., Pinnacle Financial Partners, Inc., Raymond James Financial, Inc. as well as XL Capital Ltd.  Some of the new long holdings in the Fund included Redwood Trust, Inc., National Penn Bancshares, Inc., First Niagara Financial Group and Horace Mann Educators Corp.

Christopher M. Bingaman, CFA, Portfolio Manager, Austin Hawley, CFA,
Assistant Portfolio Manager, John Loesch, CFA, Assistant Portfolio Manager

Consistent with our overall investment philosophy, we believe shareholders in the Fund will benefit from a relatively concentrated portfolio.  We also believe our ability to short stocks will provide clear long-term benefits.  Once again, our objective is to use shorting as a tool to enhance our performance over time.

As always, we would like to thank our shareholders for their continued support of the Fund.

Christopher M. Bingaman, CFA Assistant Portfolio Manager	Austin Hawley, CFA Assistant Portfolio Manager	John Loesch, CFA Portfolio Manager

Diamond Hill Financial Trends Fund, Inc.

Diamond Hill Financial Trends Fund, Inc.
Schedule of Investments
December 31, 2009

	Shares	Fair Value

Preferred Stocks — 12.1%
Banking Services — 8.4%
Huntington Bancshares, Inc., Series A, 8.50%◊	1,310	$1,126,600
National City Capital Trust IV, 8.00%	48,875	1,220,898
Regions Financing Trust III, 8.88%◊	9,956	231,377
Wachovia Preferred Funding Corp., Series A, 7.25%	32,215	716,139
		3,295,014
Financial Services — 2.1%
Countrywide Capital V, 7.00%◊	37,460	811,009
REITs and Real Estate Management — 1.6%
iStar Financial, Inc., Series F, 7.80%	63,530	454,875
LaSalle Hotel Properties, Series E, 8.00%	8,506	194,872
		649,747
Total Preferred Stocks		4,755,770

Common Stocks — 74.9%
Asset Management — 0.5%
Affiliated Managers Group, Inc.*◊	2,675	180,161
Banking Services — 27.1%
BB&T Corp.◊	27,027	685,675
City National Corp.◊	8,470	386,232
Comerica, Inc.◊	11,642	344,254
First California Financial Group, Inc.*	9,960	27,290
First Financial Holdings, Inc.◊	48,805	633,977
First Niagara Financial Group, Inc.◊	32,530	452,492
First of Long Island Corp.◊	16,770	423,443
Huntington Bancshares, Inc.◊	145,305	530,363
National Penn Bancshares, Inc.◊	137,675	797,138
NewBridge Bancorp*◊	51,512	114,357
PNC Financial Services Group, Inc.	23,705	1,251,387
Seacoast Banking Corp of Florida	46,710	76,137
SunTrust Banks, Inc.◊	40,100	813,629
Synovus Financial Corp.◊	103,518	212,212
U.S. Bancorp	61,199	1,377,590
Wells Fargo & Co.	92,800	2,504,672
		10,630,848
Capital Markets — 4.8%
Bank of New York Mellon Corp.†	38,818	1,085,739
Morgan Stanley	5,685	168,276
State Street Corp.	14,564	634,117
		1,888,132

Diamond Hill Financial Trends Fund, Inc.	See notes to financial statements

	Shares/ Par Value	Fair Value
Financial Services — 9.1%
Bank of America Corp.	71,145	$1,071,444
JPMorgan Chase & Co.†	54,123	2,255,305
Leucadia National Corp.*◊	10,410	247,654
		3,574,403
Insurance — 29.1%
Aflac, Inc.	7,000	323,750
Alleghany Corp.*◊	1,585	437,460
Allstate Corp.	45,000	1,351,800
Assurant, Inc.	39,015	1,150,162
Assured Guaranty Ltd.◊	69,051	1,502,550
First American Corp.◊	18,290	605,582
Hanover Insurance Group, Inc., The◊†	6,765	300,569
Hartford Financial Services Group, Inc.	17,495	406,934
Horace Mann Educators Corp.	62,217	777,713
Marsh & McLennan Cos., Inc.	35,355	780,638
Old Republic International Corp.◊	115,830	1,162,933
Prudential Financial, Inc.	25,740	1,280,822
Travelers Cos., Inc., The	26,760	1,334,254
		11,415,167
Other Financials — 0.9%
MVC Capital, Inc.◊	29,040	342,672
REITs and Real Estate Management — 3.4%
Mid-America Apartment Communities, Inc. REIT◊	9,210	444,659
Redwood Trust, Inc. REIT◊	62,285	900,641
		1,345,300
Total Common Stocks		$29,376,683

Corporate Bonds — 2.7%
Banking Services — 2.7%
AmSouth Bank, 5.20%, 4/01/15	$440,000	$381,238
First Horizon National Corp., 4.50%, 5/15/13	725,000	655,217
Total Corporate Bonds		$1,036,455

See notes to financial statements	Diamond Hill Financial Trends Fund, Inc.

		Fair
	Shares	Value

Registered Investment Companies — 32.6%
JPMorgan Prime Money Market Fund-Capital Shares††	8,779,669	$8,779,669
JPMorgan U.S. Government Money Market Fund-Capital Shares	4,000,802	4,000,802
Total Registered Investment Companies		$12,780,471

Total Investment Securities — 122.3%
(Cost $42,736,079)**		$47,949,379

Segregated Cash With Brokers — 5.4%		2,133,128

Securities Sold Short — (7.4%)
(Proceeds $2,995,096)		(2,918,968)

Net Other Assets (Liabilities) — (20.3%)		(7,951,470)

Net Assets — 100.0%		$39,212,069

*	Non-income producing security.
**	Represents cost for financial reporting purposes.
◊	All or a portion of the security is on loan. The total fair value of the securities on loan, as of December 31, 2009, was $8,460,133.
†	Security position is either entirely or partially held in a segregated account as collateral for securities sold short aggregating a total fair value of $3,034,260.
††	This security, which was purchased using cash collateral received from securities on loan, represents collateral for securities loaned as of December 31, 2009.

REIT - Real Estate Investment Trust

Diamond Hill Financial Trends Fund, Inc.	See notes to financial statements

Diamond Hill Financial Trends Fund, Inc.
Schedule of Securities Sold Short
December 31, 2009

		Fair
	Shares	Value

Common Stocks — 7.4%
Banking Services — 6.9%
First Financial Bancshares, Inc.	9,400	$509,762
Hancock Holding Co.	8,840	387,103
Home Bancshares, Inc.	21,340	513,654
M&T Bank Corp.	5,855	391,641
Prosperity Bancshares, Inc.	16,082	650,838
WesBanco, Inc.	20,090	247,911
		2,700,909
Capital Markets — 0.6%
KBW, Inc.*	7,970	218,059

Total Common Stocks Sold Short
(Proceeds $2,995,096)		$2,918,968

*	Non-dividend expense producing security.

Percentages disclosed are based on total net assets at December 31, 2009

See notes to financial statements	Diamond Hill Financial Trends Fund, Inc.

Financial Statements

Statement of Assets and Liabilities December 31, 2009

This Statement of Assets and Liabilities is the Fund’s balance sheet.  It shows the value of what the Fund owns, is due and owes.  You’ll also find the net asset value for each common share.

Assets
Investments, at fair value (cost $42,736,079) - including $8,460,133 of securities loaned	$47,949,379
Deposit with broker for securities sold short	2,133,128
Receivable for investments sold	782,820
Tax reclaim receivable	15,975
Receivable for dividends and interest	84,754
Prepaid insurance	4,538

Total assets	50,970,594

Liabilities
Return of collateral for securities on loan	8,779,669
Securities sold short, at value (proceeds $2,995,096)	2,918,968
Payable for dividends on securities sold short	8,501
Payable to Administrator	5,011
Payable to Investment Adviser	1,382
Other payables and accrued expenses	44,994

Total liabilities	11,758,525

Net Assets
Capital paid-in	40,212,716
Accumulated net investment income	232,608
Accumulated net realized loss on investments	(6,522,683)
Net unrealized appreciation on investments	5,289,428

Net assets	$39,212,069

Net asset value per share
Based on 3,993,124 shares outstanding - 50 million shares authorized
with par value of $0.001 per share.	$9.82

Diamond Hill Financial Trends Fund, Inc.	See notes to financial statements

Statement of Operations For the year ended December 31, 2009

This Statement of Operations summarizes the Fund’s investment income earned and expenses incurred in operating the Fund.  It also shows net gains (losses) for the period stated.

Investment income
Dividends	$1,063,638
Interest	75,343
Securities Lending	14,188

Total investment income	1,153,169

Expenses
Investment management fees	212,151
Administration fees	48,958
Directors’ fees	111,779
Professional fees	56,609
Regulatory fees	18,000
Transfer agent fees	15,600
Postage and printing fees	9,295
Dividend expense on securities sold short	58,198
Insurance	6,008

Total expenses	536,598

Fees waived by Adviser	(103,927)

Net expenses	432,671

Net investment income	720,498

Realized and unrealized gain (loss)
Net realized gain (loss) on
Security transactions	(4,238,919)
Closed short positions	1,440,059
Change in net unrealized appreciation/depreciation of investments	9,237,714

Net realized and unrealized gain	6,438,854

Increase in net assets from operations	$7,159,352

See notes to financial statements	Diamond Hill Financial Trends Fund, Inc.

Statements of Changes in Net Assets

These Statements of Changes in Net Assets show how the value of the Fund’s net assets has changed during the last two periods.  The difference reflects earnings less expenses, any investment gains and losses, distributions paid to shareholders and the net of Fund share transactions, if any.

	Year ended December 31, 2009	Year ended December 31, 2008
Increase (decrease) in net assets
From operations
Net investment income	$720,498	$1,498,106
Net realized loss from security transactions	(4,238,919)	(4,078,412)
Net realized gain from closed short positions	1,440,059	369,758
Change in net unrealized appreciation/depreciation	9,237,714	(25,514,059)

Increase (decrease) in net assets resulting from operations	7,159,352	(27,724,607)

Distributions to common shareholders
From net investment income	(1,317,759)	(413,288)
From net realized gain	—	(1,285,067)

Decrease in net assets from distributions to common shareholders	(1,317,759)	(1,698,355)

Net assets
Beginning of year	33,370,476	62,793,438
End of year	$39,212,069	$33,370,476

Accumulated net investment income	$232,608	$831,875

Diamond Hill Financial Trends Fund, Inc.	See notes to financial statements

Financial Highlights

The Financial Highlights shows how the Fund’s net asset value for a share has changed since the end of the previous period.

	Year ended December 31,
	2009	2008	2007	2006	2005
Per share operating performance

Net asset value, beginning of year	$8.36	$15.73	$21.25	$19.46	$19.09
Net investment income [1]	0.18	0.38	0.28	0.25	0.23
Net realized and unrealized gain (loss) on investments	1.61	(7.33)	(3.31)	2.69	0.96
Total from investment operations	1.79	(6.95)	(3.03)	2.94	1.19
Less distributions
From net investment income	(0.33)	(0.10)	(0.28)	(0.26)	(0.22)
From net realized gain	—	(0.32)	(2.21)	(0.89)	(0.60)
Total distributions	(0.33)	(0.42)	(2.49)	(1.15)	(0.82)
Net asset value, end of year	$9.82	$8.36	15.73	$21.25	$19.46
Per share market value, end of year	$7.88	$6.35	13.75	$19.01	$16.68
Total return at net asset value [2] (%)	22.67	(44.30)	(12.50)	15.92 [3]	6.99 [3]
Total return at market value [2] (%)	29.60	(51.60)	(14.50)	20.99	0.21
Ratios and supplemental Ratios and Supplemental data
Net assets, end of period
(in millions)	$39	$33	$63	$85	$78
Ratio of gross expenses to average
net assets (%)	1.64	1.53	1.30	1.21	1.18
Ratio of net expenses to average
net assets (%)	1.32	1.26	1.28	1.21	1.18
Ratio of net expenses to average net
assets, excluding dividends on
securities sold short (%)	1.15	1.15	—	—	—
Ratio of net investment income
to average net assets (%)	2.21	3.09	1.36	1.21	1.21
Portfolio Turnover (%)	81	65	42	10	4

1	Based on the average of the shares outstanding.
2
Total return based on net asset value reflects changes in the Fund’s net asset value during each year.  The total return based on market value reflects changes in market value.  Each figure assumes that dividend and capital gain distributions, if any, were reinvested.  These figures will differ upon the level of any discount from or premium to net asset value at which the Fund’s shares traded during the year.

3	Unaudited.

See notes to financial statements	Diamond Hill Financial Trends Fund, Inc,.

Notes to Financial Statements

Note 1
Accounting policies
The Diamond Hill Financial Trends Fund, Inc. (the “Fund”) is a diversified closed-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”), as amended.

Significant accounting policies of the Fund are as follows:

Valuation of investments
Security valuation
The Fund records its investments at fair value. Fair Value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described below.

The net asset value of the common shares of the Fund is determined daily as of the close of the NYSE, normally at 4:00 P.M. Eastern Time. Short-term debt investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, and thereafter assume a constant amortization to maturity of any discount or premium, which approximates fair value.  Investments in other investment companies are valued at their reported net asset value.  All other securities held by the Fund are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) as of the close of business on the principal securities exchange (domestic or foreign) on which they trade or, lacking any sales, at the closing bid price. Securities traded only in the over-the-counter market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading.  Securities for which there are no such quotations, principally debt securities, are valued based on the valuation provided by an independent pricing service, which utilizes both dealer-supplied and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

Other assets and securities for which no such quotations are readily available (e.g., an approved pricing service does not provide a price, certain stale prices, or an event that materially affects the furnished price) are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors.

The valuation techniques described maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value.  These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  For example, short-term debt securities of sufficient credit quality maturing in less than 61 days are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940.  Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities would be reflected as Level 2.

Diamond Hill Financial Trends Fund, Inc,.

The following is a summary of the inputs used to value the Funds net assets as of December 31, 2009:

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs

Investments in Securities:
(Assets)
Common Stocks*	$29,376,683	$—
Preferred Stocks	4,755,770	—
Registered Investment
Companies	12,780,471	—
Corporate Bonds	—	1,036,455
Investments in Securities Sold Short:
(Liabilities)
Common Stocks*	$(2,918,968)	$—

Total	49,831,892	1,036,455

The Fund had no Level 3 securities at December  31, 2009.

*	See Schedule of Investments and Schedule of Securities Sold Short for industry classification.

Investment transactions
Investment transactions are accounted for no later than the first business day after trade date for daily net asset value calculations throughout the period. However, for financial reporting purposes, investment transactions are reported on trade date at the end of the period. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Short sales
The Fund is permitted to make short sales of securities.  Short sales are effective when it is believed that the price of a particular security will decline, and involves the sale of a security which the Fund does not own in hope of purchasing the same security at a later date at a lower price.  To make delivery to the buyer, the Fund must borrow the security, and the Fund is obligated to return the security to the lender, which is accomplished by a later purchase of the security by the Fund.

The Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund purchases the security to replace the borrowed security.  The use of short sales may cause the Fund to have higher expenses (especially dividend expenses) than those of other equity mutual funds.  Short sales are speculative transactions and involve special risks, including greater reliance on the Adviser’s ability to accurately anticipate the future value of a security.

Securities lending
The Fund has a securities lending agreement with JPMorgan Chase Bank, N.A. (“JPMorgan”).  Under the terms of the agreement, JPMorgan is authorized to loan securities on behalf of the Fund to approved borrowers.  In exchange, the Fund receives cash collateral in the amount of at least 100% of the value of the securities loaned.  The cash collateral is invested in short term instruments as noted in the Schedule of Investments.  Although risk is mitigated by the collateral, the Fund could experience a delay in recovering their securities and possible loss of income or value if the borrower fails to return them.  The agreement indemnifies the Fund from losses incurred in the event of a borrower’s material default of the terms and conditions of the borrower agreement.  The agreement provides that after predetermined rebates to brokers, net securities lending income shall first be solely paid as credits and offset against costs and other charges incurred by the Fund with JPMorgan.  Any remaining securities lending revenue is then paid to the Fund as securities lending income.  The net securities lending income is presented in the Statement of Operations.

Diamond Hill Financial Trends Fund, Inc,.

As of December 31, 2009, the value of securities loaned and the collateral held were as follows:

Fair Value of Securities	Fair Value of Collateral
Loaned	Received
$ 8,460,133	$ 8,779,669

Federal income taxes
The Fund qualifies as a “regulated investment company” by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.  The Fund has analyzed its tax positions taken on Federal income tax returns for all open tax years (tax years ended December 31, 2006 through 2009) and has concluded that no provision for income tax is required in the financial statements.

Dividends, interest and distributions
Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend.  Interest income on investment securities is recorded on the accrual basis. Foreign dividend income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date.

Such distributions on a tax basis, are determined in conformity with income tax regulations, which may differ from U.S. generally accepted accounting principles (GAAP).  Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Use of estimates
The preparation of financial statements, in accordance with GAAP, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period.  Actual results could differ from these estimates.

Note 2
Management fees and transactions with affiliates and others Investment Advisory
The Fund has entered into an Investment Advisory Agreement with Diamond Hill Capital Management, Inc. (“Adviser”), whereby the Adviser provides management of the investment and reinvestment of the Fund’s assets; continuous review, supervision, and administration of the investment program of the Fund and provides office space, furnishings and equipment used to carry out the investment management of the Fund.  For these services, the Adviser receives a fee at an annual rate of 0.65% of the Fund’s average weekly net asset value, or a flat annual fee of $50,000, whichever is higher. If total Fund expenses exceed 2% of the Fund’s average weekly net asset value in any one year, the Fund requires the Adviser to reimburse the Fund for such excess, subject to a minimum fee of $50,000. However, pursuant to the Expense Limitation Agreement (“Limitation Agreement”), the Adviser has agreed to limit the operating expenses, excluding dividend expense on securities sold short, of the Fund to an annual rate of 1.15% of the average weekly net assets of the Fund.  This Limitation Agreement was effective through January 2, 2010.

Beginning January 3, 2010, the Adviser has agreed to waive its investment advisory fees to maintain a total operating expense ratio no greater than 1.59%, excluding dividend expense on securities sold short, subject to a maximum waiver of 0.15%.  This new Limitation Agreement will continue until December 31, 2010.

Diamond Hill Financial Trends Fund, Inc,.

Administration
The Fund has entered into an Administration Agreement with Diamond Hill Capital Management, Inc. (“Administrator”), whereby the Administrator agrees to oversee the determination and publication of the Fund’s net assets value, the maintenance of the books and records of the Fund; prepare the financial information for the Fund’s proxy statements, if required, and semi-annual and annual reports to shareholders; prepare the Fund’s periodic financial reports to the Securities and Exchange Commission; respond to shareholder inquiries; and supply the Board of Directors and officers of the Fund with all statistical information and reports reasonably required by them.  For these services, the Administrator receives a fee at an annual rate of $22,000 or 0.15% of the Fund’s average weekly assets, whichever is higher.

The Administrator has entered into a Sub-Administration Agreement with JPMorgan, whereby JPMorgan will provide sub-administration services for the Fund.  The services provided under the agreement includes day-to-day administration of matters related to the corporate existence of the Fund (other than rendering investment advice), maintenance of  books and records, preparation of reports, and supervision of the Fund’s arrangement with the custodian.

The Fund does not pay remuneration to its Officers. Certain Officers of the Fund are employees of the Adviser.

Note 3
Guarantees and indemnifications
Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund believes the risk of loss to be remote.

Note 4
Fund share transactions
The Fund had no share transactions during the last two years.

The Fund from time-to-time may, but is not required to, make open market repurchases of its shares in order to attempt to reduce or eliminate the amount of any market value discount or to increase the net asset value of its shares, or both. In addition, the Board currently intends, each quarter during periods when the Fund’s shares are trading at a discount from the net asset value, to consider the making of tender offers. The Board may at any time, however, decide that the Fund should not make share repurchases or tender offers.

Note 5
Investment transactions
Purchases and proceeds from sales or maturities of securities, other than short term securities and obligations of the U.S. government, during the year ended December 31, 2009, aggregated $25,693,586 and $29,180,742, respectively.

Note 6
Federal Tax Information
The amount and character of income and capital gain distributions paid by the Fund are determined in accordance with Federal income tax regulations which may differ from GAAP.  The tax character of distributions paid may differ from the character of distributions shown on the Statements of Changes in Net Assets due primarily to short-term capital gains being treated as ordinary income for tax purposes.

Diamond Hill Financial Trends Fund, Inc,.

The tax character of dividends paid to shareholders during 2009 and 2008 was as follows:

	Ordinary	Long-Term
	Income	Gains	Total

2009	$1,317,759	$—	1,317,759
2008	945,639	752,716	1,698,355

The following information is computed on a tax basis for each item of the Fund as of December 31, 2009:

Tax cost of portfolio investments	$43,044,466

Gross unrealized appreciation	7,726,512
Gross unrealized depreciation	(2,745,471)

Net unrealized appreciation	4,981,041
Undistributed ordinary income	189,676
Capital loss carryforwards	(6,171,364)

Accumulated deficit	$(1,000,647)

As of December 31, 2009 the Fund had net capital loss carryforwards expiring as follows:

Expires
Amount	December 31,

$2,177,195	2016
3,994,169	2017

Certain reclassifications have been made to the components of net assets, the result of investments in Real Estate Investment Trusts.  The following reclassifications have no impact on the net assets or net asset value per share of the Fund and are designed to present the Fund’s capital accounts on a tax basis:

Accumulated	Accumulated
Net Investment	Net Realized
Income	Losses

$ (2,006)	$ 2,006

Note 7
Subsequent Events
The Fund evaluated subsequent events from December 31, 2009, the date of these financial statements, through February 23, 2010, the date these financial statements were issued and available.  There were no subsequent events to report that would have a material impact on the financial statements.

Diamond Hill Financial Trends Fund, Inc,.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of
the Diamond Hill Financial Trends Fund, Inc:

We have audited the accompanying statement of assets and liabilities of the Diamond Hill Financial Trends Fund, Inc. (the Fund), including the schedule of investments, as of December 31, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.  The financial highlights for the two years ended December 31, 2006 were audited by other auditors whose report dated February 16, 2007, expressed an unqualified opinion on those financial statements.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Diamond Hill Financial Trends Fund, Inc. at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Cincinnati, Ohio

February 23, 2010

Supplemental Information (unaudited)

Tax information

For federal income tax purposes, the following information was furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended December 31, 2009.

With respect to the ordinary dividends paid by the Fund for the fiscal year ended December 31, 2009, 100% of the dividends qualified for the corporate dividends-received deduction.

The Fund designated the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.  This amount was reflected on Form 1099-DIV for the calendar year 2009.

Shareholders were mailed a 2009 U.S. Treasury Department Form 1099-DIV in January 2010.  This will reflect the total of all distributions that are taxable for calendar year 2009.

Proxy Voting

The investment adviser is responsible for exercising the voting rights associated with the securities purchased and held by the Funds. A description of the policies and procedures that the Adviser uses in fulfilling this responsibility and information regarding how those proxies were voted during the twelve month period ended June 30 are available without charge upon request by calling 1-614-255-4080 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

Investment objective and policy

The Fund’s primary investment objective is long-term capital appreciation.  Its secondary investment objective is current income. The Fund will seek to achieve its primary investment objective of long-term capital appreciation by investing between 80% and 115% of its assets long and sell short between 0% and 30% of its assets in stocks of U.S. financial services companies of any size. These companies include banks, thrifts, finance companies, brokerage and advisory firms, real estate-related firms, insurance companies and financial holding companies.  These companies are usually regulated by governmental or quasi-governmental entities and, as a result, are subject to the risk that regulatory developments will adversely affect them. With respect to the Fund’s investment policy of investing at least 80% of “assets” in equity securities, “assets” is defined as net assets plus the amount of any borrowings for investment purposes. The Fund will notify shareholders at least 60 days prior to any change in this policy.  In abnormal market conditions, the Fund may take temporary defensive positions.

As such, the Fund may temporarily invest all of its assets in investment-grade, short-term securities. In such circumstances, the Fund may not achieve its objective. The Fund’s current investment restriction, relating to industry concentration, has been modified to remove the reference to the banking and savings industry so that it reads as follows: “Except for temporary defensive purposes, the Fund may not invest more than 25% of its total assets in any one industry or group of related industries, except that the Fund will invest more than 25% of its assets in the financial services sector.”

Director Approval of Investment Advisory Agreement

The Directors of Diamond Hill Financial Trends Fund (the “Fund”), at a regularly scheduled meeting on August 12, 2009, by a unanimous vote, approved the Management Agreements between the Fund and Diamond Hill Capital Management, Inc. (the “Adviser”). The Directors discussed the following factors in connection with the Fund’s Management Agreements (“investment advisory agreements”):

(i)
The nature, extent and quality of services to be provided and the investment performance of the Fund and the portfolio manager.  The Board considered the reputation, financial strength, key services and operations, resources and expertise of the Adviser as a firm, including the structure of its organization, its relationships, reputation and financial strength, its access to existing shared knowledge in capital markets and trends, and its ability to attract and maintain highly-qualified, professional talent.  The Board noted its strong satisfaction with the entire professional staff of the Adviser, the recent staff additions and the investment driven culture of the firm.  The Board also assessed the services and attention provided by the Adviser since its engagement in December 2007 noting its satisfaction and that the Adviser had met or exceeded all the expectations the Board had of the Adviser at the time of the original engagement.

(ii)
The investment performance of the Company and the Adviser.  In this regard, the Board compared the performance of the Company with the performance of various indexes and comparable funds during the Adviser’s tenure.  The Board noted that in a difficult market environment the Company outperformed the S&P 1500 Financial Index and performed slightly better than the Adviser’s Financial Long-Short Fund, a similar fund to the Company.  Following discussion, the Board concluded that the investment performance of the Company was satisfactory and consistent with the Fund’s objectives and policies.

(iii)
The costs of the services to be provided and profits to be realized by the Adviser from the relationship with the Company.  In this respect, the Board considered the Adviser’s staffing, personnel and methods of operating, the financial condition of the Adviser and the level of commitment to the Fund by the Adviser and its principals.  Among other things, the Board specifically noted the Adviser’s two-year agreement at the outset of the engagement to waive fees and reimburse the Company for certain expenses of the Company to ensure that the total annual operating expense ratio would not exceed 1.15%.  The Board noted that at the time the expense limitation agreement was reached no one foresaw the material devaluation in financial asset values and the resulting material reduction in the Company’s net assets.  As a result, the Adviser was required to waive a significant amount of its advisory fee.  The Board also noted that the Company’s advisory fees were among the lowest of all financial service Funds and that no Adviser client paid a lower fee.  Following discussion, the Board concluded that the fees paid to the Adviser were reasonable in light of all circumstances.

(iv)
The extent to which economies of scale will be realized as the Company grows and whether fee levels reflect those economies of scale.  The Board considered whether economies of scale would be realized by the Company at higher asset levels.  The Board considered the current economic conditions and the Company’s current asset size and concluded that under foreseeable conditions, it was unable to assess at this time whether economies of scale would be realized if the Company was to experience significant asset growth.  In the event the Company were to experience significant asset growth, the Board determined to reassess whether the advisory fee appropriately took into account any economies of scale that had been realized as a result of such growth.

Having considered (1) the nature, extent and quality of the services to be provided and the investment performance of the Fund and the portfolio manager, (2) the investment performance of the Company and the Adviser, (3) the costs of the services to be provided and profits to be realized by the Adviser from the relationship with the Fund, (4) the extent to which economies of scale will be realized as the Company grows and whether fee levels reflect those economies of scale, as discussed more fully above.  The Directors, all of whom qualify as Independent Directors under the 1940 Act, concluded it was appropriate to renew the investment advisory agreements.

Portfolio management

Mr. Christopher Bingaman assumed responsibility as the portfolio manager of the Fund on December 1, 2007.  Mr. Bingaman has a Bachelor of Arts degree in Finance (cum laude) from Hillsdale College, a Masters degree in Business Administration from the University of Notre Dame and holds the CFA designation. He has been an investment professional with Diamond Hill Capital Management, Inc. since March 2001. From 1998 to March 2001, Mr. Bingaman was a Senior Equity Analyst for Villanova Capital/Nationwide Insurance. In 1997, Mr. Bingaman was an Equity Analyst for Dillon Capital Management, an investment advisory firm.

Mr. Austin Hawley assumed responsibility as assistant portfolio manager of the Fund on December 31, 2009.  Mr. Hawley has a B.A. degree in history with an economics minor from Dartmouth College (cum laude), a Masters degree in Business Administration from the Tuck School of Business at Dartmouth College, and holds the CFA designation.  He has been an investment professional with Diamond Hill Capital Management, Inc. since August 2008.  From 2004 to 2008, Mr. Hawley was an Equity Analyst at Putnam Investments.  He served as an Investment Associate at Putnam Investments from 1999 to 2002.

Mr. John Loesch assumed responsibility as assistant portfolio manager of the Fund on December 31, 2009.  Mr. Loesch has a B.S. degree in public affairs with an emphasis in public financial management from Indiana University, a Masters degree in Business Administration from University of Notre Dame - Mendoza College of Business (cum laude), and holds the CFA designation.  He has been with Diamond Hill Capital Management, Inc. since May 2007.  From 2003 to 2006, Mr. Loesch was an Analyst with Nationwide Financial.  He served as a Financial Advisor with UBS Financial Services from 2001 to 2003.

Bylaws

In January 2003, the Board of Directors adopted several amendments to the Fund’s bylaws, including provisions relating to the calling of a special meeting and requiring advance notice of shareholder proposals or nominees for director. The advance notice provisions in the bylaws require shareholders to notify the Fund in writing of any proposal that they intend to present at an annual meeting of shareholders, including any nominations for Director, between 90 and 120 days prior to the first anniversary of the mailing date of the notice from the prior year’s annual meeting of shareholders. The notification must be in the form prescribed by the bylaws. The advance notice provisions provide the Fund and its Directors with the opportunity to thoughtfully consider and address the matters proposed before the Fund prepares and mails its proxy statement to shareholders. Other amendments set forth the procedures that must be followed in order for a shareholder to call a special meeting of shareholders. The Fund is presently listed on NASDAQ and, per a grandfathering provision, is not required to hold annual shareholder meetings. The Board approved the above amendment to the Fund’s bylaws to provide a defined structure for the submission of shareholder proposals should the circumstances change and an annual meeting be required. Please contact the Secretary of the Fund for additional information about the advance notice requirements or the other amendments to the bylaws.

In November 2005, the Fund’s Board of Directors adopted several amendments to the Fund’s bylaws regarding the Chairman of the Board position: The Chairman of the Board shall at all times be a director who is not an interested person of the Fund as that term is defined by the Investment Company Act of 1940. The scope of the Chairman’s responsibilities and fiduciary obligations were further defined. Lastly, disclosure regarding the election, resignation and removal of the Chairman as well as the filling of a vacancy was added.

At a quarterly meeting of the Fund’s Board of Directors held February 13, 2006, the Board amended Article II Section 2 of the Fund’s bylaws to state that a special meeting of the shareholders, unless otherwise provided by law or by the Articles of Incorporation, may be called for any purpose or purposes by a majority of the Board of Directors, the President, or, subject to Section 2(c), by the Secretary of the Corporation upon the written request of shareholders entitled to cast at least 35% of all votes entitles to be cast at the meeting.

Dividends and distributions

During the year ended December 31, 2009 dividends from net investment income totaling $0.33 per share were paid to shareholders. The dates of payments and the amounts per share are as follows:

INCOME
PAYMENT DATE	DIVIDEND
August 20, 2009	$0.21
December 17, 2009	0.12

Dividend reinvestment plan

The Fund offers its registered shareholders an automatic Dividend Reinvestment Plan (the “Plan”), which enables each participating shareholder to have all dividends (including income dividends and/or capital gains distributions) payable in cash, reinvested by Mellon Investor Services (the “Plan Agent”) in shares of the Fund’s common stock. However, shareholders may elect not to enter into, or may terminate at any time without penalty, their participation in the Plan by notifying the Plan Agent in writing. Shareholders who do not participate in the Plan will receive all dividends in cash.

In the case of shareholders such as banks, brokers or nominees who hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of record ownership of shares. These record shareholders will receive dividends under the Plan on behalf of participating beneficial owners and cash on behalf of non-participating beneficial owners. These record holders will then credit the beneficial owners’ accounts with the appropriate stock or cash distribution.

Whenever the market price of the Fund’s stock equals or exceeds net asset value per share, participating shareholders will be issued stock valued at the greater of (i) net asset value per share or (ii) 95% of the market price. If the net asset value per share of the Fund’s stock exceeds the market price per share, the Plan Agent shall make open market purchases of the Fund’s stock for each participating shareholder’s account. These purchases may begin no sooner than five business days prior to the payment date for the dividend and will end up to thirty days after the payment date. If shares cannot be purchased within thirty days after the payment date, the balance of shares will be purchased from the Fund at the average price of shares purchased on the open market. Each participating shareholder will be charged a pro rata share of brokerage commissions on all open market purchases. The shares issued to participating shareholders, including fractional shares, will be held by the Plan Agent in the name of the shareholder. The Plan Agent will confirm each acquisition made for the account of the participating shareholders as soon as practicable after the payment date of the distribution.

The reinvestment of dividends does not relieve participating shareholders of any federal, state or local income tax that may be due with respect to each dividend. Dividends reinvested in shares will be treated on your federal income tax return as though you had received a dividend in cash in an amount equal to the fair market value of the shares received, as determined by the prices for shares of the Fund on the Nasdaq National Market System as of the dividend payment date. Distributions from the Fund’s long-term capital gains will be taxable to you as long-term capital gains. The confirmation referred to above will contain all the information you will require for determining the cost basis of shares acquired and should be retained for that purpose. At year end, each account will be supplied with detailed information necessary to determine total tax liability for the calendar year.

All correspondence or additional information concerning the Plan should be directed to the Plan Agent, Mellon Bank, N.A., c/o  Mellon Investor Services at P.O. Box 3338, South Hackensack, New Jersey 07606-1938 (Telephone: 1-877-254-8583).

Shareholder communication and assistance

If you have any questions concerning the Fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the Fund to the transfer agent at:

Mellon Investor Services
Newport Office Center VII
480 Washington Boulevard
Jersey City, NJ 07310
Telephone: 1-877-254-8583

If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.

Directors and Officers

This chart provides information about the Directors and Officers who oversee your Diamond Hill Financial Trends Fund. Officers elected by the Directors manage the day-to-day operations of the Fund and execute policies formulated by the Directors.

Independent Directors [1]

Name, age
Position(s) held with Fund	Director
Principal occupation(s) and other	of Fund
directorships during past 5 years	since [2]

Franklin C. Golden, Born: 1950	1989
Chairman and Director
Managing Director, Wells Fargo Advisors (since 2001) (broker dealer); President, James Myers and Company (full-service broker dealer) (until 2001);President, Financial Trends Fund, Inc. (until 2001); Executive Vice President, IJL/Wachovia (until 1991); Past Director and Chairman of the National Association of Securities Dealers (NASD) District 7 Business Conduct Committee.

Russell J. Page, Born: 1942	2003
Director
Principal, Rusty Page & Co. (equity markets consulting) (since 1996); Regional Board,BB&T Corp. (since 2004); former Trustee, Appalachian Regional Healthcare Systems; NationsBank Equity Marketing Executive (until 1996), Senior Nasdaq Stock Market Managing Director (until 2001); Trustee, Lees McRae College Board of Visitors.

Fred G. Steingraber, Born: 1938	1989
Director
Chairman of Board Advisors, Chairman and CEO A.T. Kearney (1983-2002), President, Village of Kenilworth Board of Trustees, Director Elkay Manufacturing, Indiana University Kelley School of Business, Dean’s Advisory Council, University of Chicago Booth School of Business, Dean’s Council, Indiana University Foundation, Board of Trustees, National Association of Corporate Directors (NACD), Chicago Council on Global Affairs, Board of Directors

Donald R. Tomlin, Born: 1933	1989
Director
Vice President of Livingston Group Asset Management Company (operating as Southport Capital Management) (since 2001); Managing Director, Southport Capital, Inc. (registered investment adviser) (until 2001); Managing Director and portfolio manager of Haven Capital Management, Inc. (until 1991); Principal and portfolio manager of Kleinwort Benson McCowan Inc. and its successor McCowan Associates, Inc. (until 1983).

Principal Officers [1]

Name, age	Officer
Position(s) held with Fund	of Fund
Principal occupation(s) at least the last 5 years	since [2]

James F. Laird, Jr., Born: 1957	December 1, 2007
President
Chief Financial Officer of Diamond Hill Investment Group, Inc., since December 2001. Vice President Corporate Strategy with Nationwide Insurance from January 2001 to July 2001.  Senior Vice President Product Development with Villanova Capital from February 1999 through December 2000.

Gary R. Young, Born: 1969	December 1, 2007
Treasurer, Secretary, and Chief Compliance Officer
Controller of Diamond Hill Investment Group, Inc., since April 2004.
Director of Mutual Fund Administration with Banc One Investment Advisors October 1998 through April 2004.  Vice President and Manager of Mutual Fund Accounting and Financial Reporting with First Chicago NBD January 1996 through October 1998.

Brian D. Risinger, Born: 1968	December 1, 2007
Assistant Treasurer
Director of Compliance and Administration of Diamond Hill Investment Group, Inc., since May 2006; Director of Compliance and Director of Fund Administration with BISYS Fund Services April 1994 through April 2006.

[1]	The business address for all Directors and Officers is 325 John H McConnell Blvd., Columbus, OH, 43215.
[2]	Each Director and Officer serves until resignation, retirement age or until his or her successor is elected.

NOTICE OF PRIVACY POLICY

In order to enhance our ability to provide you with the best service possible, the Diamond Hill Financial Trends Fund (referred to as “we” or “us”) collects, uses and shares certain information about you. This policy explains what information we collect and with whom we share it. The practices described in this policy are applicable to all customers, including prospective, current and former customers. The policy also explains how we protect the security and confidentiality of certain customer information. We make reference to our “affiliates” in this policy. Affiliates are companies related to us by common control, including Diamond Hill Capital Management, Inc., Diamond Hill Investment Group, Inc., Beacon Hill Fund Services, Inc. and BHIL Distributors, Inc.

SAFEGUARDING PRIVACY
We maintain physical, electronic and procedural safeguards that comply with federal standards to ensure the safety of non-public personal customer information.

INFORMATION WE COLLECT AND SOURCES OF INFORMATION
We may collect information about our customers to help identify you, evaluate your application, service and manage your account and offer services and products you may find valuable. We collect this information from a variety of sources including:

•	Information we receive from you on applications or other forms (e.g. your name, address, date of birth, social security number and investment information).

•	Information about your transactions and experiences with us and our affiliates (e.g. your account balance, transaction history and investment selections); and

•	Information we obtain from third parties regarding their brokerage, investment advisory, custodial or other relationship with you (e.g. your account number, account balance and transaction history).

INFORMATION WE SHARE WITH SERVICE PROVIDERS
We may disclose all non-public personal information we collect, as described above, to companies (including affiliates) that perform services on our behalf, including those that assist us in responding to inquiries, processing transactions, preparing and mailing account statements and other forms of shareholder services provided they use the information solely for these purposes and they enter into a confidentiality agreement regarding the information.

INFORMATION WE SHARE WITH AFFILIATES
Our affiliates are financial service providers that offer investment advisory and other financial services. In addition to the information we share with affiliates that provide services to us, we may share information among our affiliates to better assist you in achieving your financial goals.

PRIVACY PROMISE FOR CUSTOMERS
We will safeguard, according to federal standards of security and confidentiality, any non-public personal information our customers share with us.

We will limit the collection and use of non-public customer information to the minimum necessary to deliver superior service to our customers which includes advising our customers about our products and services and to administer our business.

We will permit only authorized employees who are trained in the proper handling of non-public customer information to have access to that information.

We will not reveal non-public customer information to any external organization unless we have previously informed the customer in disclosures or agreements, have been authorized by the customer or are required by law or our regulators.

We value you as a customer and take your personal privacy seriously. We will inform you of our policies for collecting, using, securing and sharing non-public personal information the first time we do business and every year that you are a customer of The Diamond Hill Financial Trends Fund or anytime we make a material change to our privacy policy.

For more information

The Fund’s proxy voting policies, procedures and records are available without charge, upon request:

By phone	On the Fund’s Web site	On the SEC’s Web site
1-614-255-4080	www.diamond-hill.com/closedendfund.asp	www.sec.gov

Directors	Investment adviser	Independent directors’
Franklin C. Golden	Diamond Hill Capital Management, Inc.	Counsel
Russell J. Page	325 John H. McConnell Boulevard, Suite 200	Paul, Hastings, Janofsky
Fred G. Steingraber	Columbus, Ohio 43215	& Walker, LLP
Donald R. Tomlin		600 Peachtree St., N.E .
	Custodian	Twenty – Fourth Floor
Officers	JP Morgan Chase Bank, N.A .	Atlanta, GA 30308
Franklin C. Golden	14201 North Dallas Parkway
Chairman	Dallas, TX 75254-2916	Stock symbol
James Laird		Listed Nasdaq Symbol:
President	Transfer agent and registrar	DHFT
Gary Young	Mellon Investor Services
Treasurer , CCO, Secretary	Newport Office Center VII	For shareholder assistance,
Brian Risinger	480 Washington Boulevard	refer to page 21
Assistant Treasurer	Jersey City, NJ 07310

How to contact us
Internet	www.diamond-hill. com
Mail	Mellon Investor Center
Newport Office Center VII
480 Washington Boulevard
Jersey City , NJ 07310
Phone	Customer service representatives	1-877-254-8583
	Information Line	1-614-255-4080

A listing of month-end portfolio holdings is available on our Web site, www.diamond-hill.com. Additionally portfolio holdings are available on a quarterly basis 60 days after the fiscal quarter on our Web site or upon request by calling 1-614-255-4080, or on the SEC’s Web site, www.sec.gov.

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DIAMOND HILL®
funds

325 John H. McConnell Blvd.
Suite 200
Columbus, Ohio 43215

614.255.3333
www.diamond-hill.com

Investment Adviser
Diamond Hill Capital Management, Inc.

For additional information, call:
Mellon Investor Services
TOLL FREE 877.254.8583

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The code of ethics is included as Exhibit 12(a)(1).

During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee.  Mr. Russell J. Page is the registrant’s “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

Item 4. Principal Accountant Fees and Services.

(a)            Audit Fees.  Audit fees totaled $17,600 and $17,100 in fiscal 2009 and 2008 respectively, including fees associated with the annual audit and filing of the registrant’s Form N-SAR.

(b)            Audit-Related Fees.  There were no audit-related fees in fiscal 2009 and 2008.

(c )            Tax Fees.  Fees for tax compliance services totaled $4,900 and $4,700 in fiscal 2009 and 2008, respectively.

(d)            All Other Fees.  There were no other fees in fiscal 2009 and 2008.

(e)(1)        Audit Committee Pre-Approval Policies.

The Audit Committee pre-approves all non-audit services provided by the independent auditor to the Fund or to the Fund’s Investment Adviser and any entity controlling, controlled by, or under common control with the Investment Adviser that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund.

The Audit Committee is authorized to delegate, to the extent permitted by law, pre-approval responsibilities to one or more members of the Committee who shall report to the Committee regarding approved services at the Committee’s next regularly scheduled meeting. The Committee is also authorized to adopt policies and procedures which govern the pre-approval of audit, audit-related, tax and other services provided by the independent accountants to the Fund or to a service provider, provided however, that any such policies and procedures are detailed as to particular services, the Committee is informed of each service, and any such policies and procedures do not include the delegation of the Committee’s responsibilities under the Securities Exchange Act of 1934 or applicable rules or listing requirements.

(e)(2)       None of the services described in paragraphs (b) through (d) of Item 4 were not pre-approved by the Audit Committee.

(f)            Not applicable

(g)           The aggregate non-audit fees for services to the registrant, its investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were $4,900 and $4,700 in 2009 and 2008, respectively.

(h)           Not applicable

Item 5.   Audit Committee of Listed Companies.

(a)           The registrant has a separately-designated standing audit committee comprised of independent trustees. The members of the audit committee are as follows:

Franklin C. Golden
Russell J. Page
Fred G. Steingraber
Donald R. Tomlin

(b)           Not applicable.

Item 6.   Schedule of Investments.

(a)	The Schedule of Investments in securities of unaffiliated issuers is included in the Annual Report.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

See attached Exhibit “Proxy Voting Policies and Procedures”.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

See attached Exhibit “Portfolio Manager’s Information”.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.  Controls and Procedures.

(a)           Based on an evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940), as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective.

(b)           There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)	Code of Ethics for Senior Financial Officers is filed herewith.

(a)(2)	Certifications required by Item 12(a) of Form N-CSR are filed herewith.

(a)(3)	Not applicable.

(b)	Certification required by Item 12(b) of Form N-CSR is furnished herewith.

(c)	Proxy Voting Policies and Procedures

(d)	Portfolio Manager’s Information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)   Diamond Hill Financial Trends Fund, Inc.

By (Signature and Title)

/s/ James F. Laird, Jr.
James F. Laird, Jr.
President

Date:  March 8, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ James F. Laird, Jr.
James F. Laird, Jr.
President

Date:  March 8, 2010

By (Signature and Title)

/s/ Gary R. Young
Gary R. Young
Treasurer and Chief Financial Officer

Date:  March 8, 2010